Severance And Other Expenses	3 Months Ended
Dec. 25, 2011
Restructuring and Related Activities Disclosure [Text Block]
(9)  SEVERANCE AND OTHER EXPENSES

A summary of our severance and benefits and other expenses as of December 25, 2011, is as follows:

	Severance and Benefits	Other Expenses	Total
Accrual balances, September 25, 2011	$1,741	$–	$1,741
Reduction of severance accrual	(895)	–	(895)
Restructuring charges	–	184	184
Cash payments	(729)	(184)	(913)
Accrual balances, December 25, 2011	$117	$–	$117

During the second quarter of 2011, we announced a manufacturing consolidation and restructuring plan that consolidated our Hutchinson, Minnesota components operations into our operations in Eau Claire, Wisconsin. We also took additional actions to resize the company, reduce costs and improve cash flow, including severance actions. Due to the flooding in Thailand, we are leveraging our U.S. assembly operations to offset the temporary loss of capacity in Thailand and have retained approximately 120 employees in our Hutchinson, Minnesota manufacturing facility that were previously expected to terminate and that were included in our 2011 severance and benefits charges. This resulted in a reduction of $895,000 of our severance and benefits expense during the first quarter of 2012. We expect the remaining severance and benefits payments of $117,000 will be complete by the end of our second quarter of 2012.

As part of the consolidation and restructuring plan, we incurred approximately $184,000 of other expenses for the thirteen weeks ended December 25, 2011 for a total of $985,000 of other expenses recorded in 2011 and 2012, primarily internal labor, contractors and freight, related to consolidation of the Hutchinson components operations into our operations in Eau Claire, Wisconsin.